EXHIBIT 99.1

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BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 4/30/03
Distribution Date: 5/27/03
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Balances
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

                                                                             Initial        Period End
     Securitization Value                                             $1,547,538,089      $182,836,841
     Reserve Account                                                     $81,245,750      $100,283,752
     Class A-1 Notes                                                    $180,000,000                $0
     Class A-2 Notes                                                    $600,000,000                $0
     Class A-3 Notes                                                    $300,000,000                $0
     Class A-4 Notes                                                    $389,660,000      $104,958,752
     Subordinated Note                                                   $30,951,089       $30,951,089
     Class B Certificates                                                $46,927,000       $46,927,000

Current Collection Period
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Beginning Securitization Value                                          $257,717,580
  Principal Reduction Amount                                             $74,880,740
Ending Securitization Value                                             $182,836,841

Calculation of Required 2000-A SUBI Collection Account Amount
  Collections
        Receipts of Monthly Payments                                      $4,449,480
        Sale Proceeds                                                    $16,830,823
        Termination Proceeds                                             $48,421,961
        Recovery Proceeds                                                 $1,229,649
        Total Collections                                                $70,931,912

        Servicer Advances                                                $24,250,839
        Reimbursement of Previous Servicer Advances                     ($20,142,518)

        Release from Reserve Account                                      $1,509,167

     Required 2000-A SUBI Collection Account Amount                      $76,549,401

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance             $53,352,142
     Current Period Monthly Payment Advance                                 $286,973
     Current Period Sales Proceeds Advance                               $23,963,867
     Current Reimbursement of Previous Servicer Advance                 ($20,142,518)
     Ending Period Unreimbursed Previous Servicer Advances               $57,460,463

Collection Account
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     Deposits to 2000-A SUBI Collection Account                          $76,549,401
     Withdrawals from 2000-A SUBI Collection Account
        Servicing Fees                                                      $214,765
        Note Distribution Account Deposit                                   $999,608
        Reserve Fund Deposit - Subordinated Noteholder Interest             $180,548
        Certificate Distribution Account Deposit                            $273,741
        Monthly Principal Distributable Amount                           $74,880,740
        Reserve Fund Deposit - Excess Collections                                 $0
        Payments to Transferor                                                    $0
     Total Distributions from 2000-A SUBI Collection Account             $76,549,401

Note Distribution Account
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     Amount Deposited from the Collection Account                        $75,880,347
     Amount Deposited from the Reserve Account                                    $0
     Amount Paid to Noteholders                                          $75,880,347

Certificate Distribution Account
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     Amount Deposited from the Collection Account                           $273,741
     Amount Deposited from the Reserve Account                                    $0
     Amount Paid to Certificateholders                                      $273,741


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Distributions
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     Monthly Principal Distributable Amount                          Current Payment    Ending Balance Per $1,000    Factor
     Class A-1 Notes                                                              $0                $0      $0.00     0.00%
     Class A-2 Notes                                                              $0                $0      $0.00     0.00%
     Class A-3 Notes                                                              $0                $0      $0.00     0.00%
     Class A-4 Notes                                                     $74,880,740      $104,958,752    $192.17    26.94%
     Subordinated Note                                                            $0       $30,951,089      $0.00   100.00%
     Class B Certificates                                                         $0       $46,927,000      $0.00   100.00%

     Interest Distributable Amount                                   Current Payment        Per $1,000
     Class A-1 Notes                                                              $0             $0.00
     Class A-2 Notes                                                              $0             $0.00
     Class A-3 Notes                                                              $0             $0.00
     Class A-4 Notes                                                        $999,608             $2.57
     Subordinated Note                                                      $180,548             $5.83
     Class B Certificates                                                   $273,741             $5.83

Carryover Shortfalls
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                                                                 Prior Period Carryover   Current Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                                       $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                       $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                       $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                       $0                $0         $0
     Subordinated Note Interest Carryover Shortfall                               $0                $0         $0
     Certificate Interest Carryover Shortfall                                     $0                $0         $0

Reserve Account
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     Beginning Period Required Amount                                   $104,458,821
     Beginning Period Amount                                            $101,519,067
     Net Investment Earnings                                                 $93,304
     Current Period Deposit                                                 $180,548
     Reserve Fund Draw Amount                                             $1,509,167
     Release of Excess Funds                                                      $0
     Ending Period Required Amount                                      $104,458,821
     Ending Period Amount                                               $100,283,752

Residual Value Losses
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                                                                      Current Period        Cumulative
     Net Sale Proceeds                                                   $64,078,929      $782,381,792
     Residual Values                                                     $69,532,419      $830,573,726
     Residual Value Losses                                                $5,453,490       $48,191,935

Receivables Data
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     Beginning of Period Lease Balance                                  $286,641,306
     End of Period Lease Balance                                        $203,633,757

     Delinquencies Aging Profile - End of Period Lease Balance         Dollar Amount        Percentage
        Current                                                         $189,654,176            93.13%
        1-29 days                                                        $12,059,261             5.92%
        30-59 days                                                        $1,470,450             0.72%
        60-89 days                                                          $377,117             0.19%
        90-119 days                                                               $0             0.00%
        120+ days                                                            $72,753             0.04%
        Total                                                           $203,633,757           100.00%
        Delinquent Receivables +30 days past due                          $1,920,320             0.94%

     Credit Losses                                                    Current Period        Cumulative
        Liquidated Lease Balance                                            $421,996       $18,323,513
        Liquidation Proceeds                                                $291,048       $13,076,321
        Recovery Proceeds                                                    $13,021          $607,821
        Net Credit Losses                                                   $117,927        $4,639,370

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NOTE:   Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.